UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Plan A Promotions, Inc.
(Name of Registrant as Specified In Its Charter)

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PLAN A PROMOTIONS, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 19, 2012

To the Stockholders of Plan A Promotions, Inc.:

You are hereby notified that a Special Meeting of the stockholders of Plan A Promotions, Inc., a Utah corporation (the “Company”), will be held at the law offices of Brewer & Pritchard, P.C., 3 Riverway Ste. 1800, Houston, Texas 77056, on March 19, 2012, at 10:00 a.m. central time, to act on the following matters:

(1)
To consider and vote upon a proposal to change the state of incorporation of the Company from the state of Utah to the state of Delaware, pursuant to a merger of the Company with and into a newly-formed Delaware corporation that will initially be a wholly-owned subsidiary of the Company;

(2)
To consider and vote upon a proposal to increase the authorized number of shares of common stock of the Company from 50,000,000 to 750,000,000 and authorized shares of preferred stock of the Company from 5,000,000 to 50,000,000; and

(3)	To consider and vote upon a proposal to change the name of the Company from “Plan A Promotions, Inc.” to “GulfSlope Energy, Inc.”

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders who own shares of common stock of the Company at the close of business on February 15, 2012, are entitled to notice of and to vote at the Special Meeting.

All stockholders are cordially invited to attend the Special Meeting in person. However, to assure your representation at the Special Meeting, you are urged to submit your Proxy as promptly as possible according to the enclosed instructions, whether or not you plan to attend the Special Meeting. Submission of a Proxy does not disqualify a stockholder from attending the Special Meeting and voting in person.

By Order of the Board of Directors,

/S/ John Preftokis
John Preftokis
Chief Executive Officer

Dated: March [6], 2012

Important Notice Regarding the Availability of Proxy Materials
For the Special Meeting of Stockholders to be Held on March 19, 2012
This Proxy Statement is available at www.[__]

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT TO STANDARD REGISTRAR & TRANSFER COMPANY VIA FACSIMILE AT (801) 571-2551.

PLAN A PROMITIONS, INC.
3984 Washington Blvd. #342
Fremont, CA 94538
_______________________________

PROXY STATEMENT
_______________________________

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD March 9, 2012

The Board of Directors (the “Board”) of Plan A Promotions, Inc. (“we,” “us,” “our” or the “Company”) is soliciting proxies in the form enclosed with this proxy statement for use at the Special Meeting (the “Meeting”) of stockholders of the Company (the “Stockholders”) to be held on March 19, 2012 at 10:00 A.M. central time at the law offices of Brewer & Pritchard, P.C., 3 Riverway Ste. 1800, Houston, Texas 77056 and at any adjournment or postponement thereof. The Company will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees of the Company, without additional remuneration, in person or by telephone, by mail, electronic transmission and facsimile transmission. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of our common stock in their names and the Company will reimburse them for their reasonable out-of-pocket expenses for this service.

Only Stockholders of record at the close of business on February 15, 2012 (the “Record Date”) are entitled to vote at the Meeting. As of the Record Date, there were issued and outstanding 23,650,000 shares of the Company’s common stock (the “Common Stock”). Each outstanding share of Common Stock is entitled to one vote on all matters properly coming before the Meeting. All properly executed, unrevoked proxies on the enclosed form of proxy that are received in time will be voted in accordance with the Stockholder’s directions and, unless contrary directions are given, will be voted for the proposals (the “Proposals”) described below. Anyone giving a proxy may revoke it at any time before it is exercised by giving the Board written notice of the revocation, by submitting a proxy bearing a later date or by attending the Meeting and voting in person.

The presence in person or by properly executed proxy of holders representing a majority of the issued and outstanding shares of the Company’s Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting, who will determine whether or not a quorum is present. Shares of Common Stock represented by proxies that are marked “abstain” will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted as voted either for or against a Proposal. Brokers holding Common Stock for beneficial owners in “street name” must vote those shares according to specific instructions they receive from the owners. However, brokers have discretionary authority to vote on “routine” matters. Absent specific instructions from the beneficial owners in the case of “non-routine” matters, the brokers may not vote the shares. “Broker non-votes” result when brokers are precluded from exercising their discretion on certain types of proposals. Shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Meeting on those matters as to which instructions to vote are not provided by the owner.

The Board has adopted and approved each of the Proposals set forth herein as being in the best interest of the Company and recommends that the Company’s Stockholders vote “FOR” each of the Proposals.

The approval of each proposal requires the approval of a majority of the voting power of the Stockholders entitled to vote at the Meeting.

This Proxy Statement, the accompanying Notice of Meeting and the form of proxy have been first sent to the Stockholders on or about [March 6], 2012.

SUMMARY

The following is a summary of the terms of the Proposals. We strongly encourage all Stockholders to carefully read the more detailed description appearing elsewhere in this proxy statement and the underlying transaction documents attached as exhibits hereto for a more complete understanding of each of the Proposals. Unless otherwise indicated, all references to “we”, “us”, and “our” refer to Plan A Promotions, Inc., a corporation formed under the laws of the State of Utah.

Proposal 1:

Transaction:
Reincorporation in Delaware (the “Reincorporation”) pursuant to a merger (the “Merger”) with a newly-formed Delaware corporation that shall initially be a wholly-owned subsidiary of the Company.  Subject to the approval of Proposal 3, the name of the newly-formed Delaware corporation will be GulfSlope Energy, Inc.  (“GulfSlope”).  For purposes of describing the material terms of the Merger and the Merger Agreement (as hereinafter defined), we have assumed that Proposal 3 is approved by the Stockholders.

Purpose:	To provide greater flexibility and simplicity in corporate transactions and to increase the marketability of our securities. Our Common Stock is currently listed for quotation on the OTCBB.

Method:
Plan A Promotions, Inc. will enter into an Agreement and Plan of Merger (the “Merger Agreement”) whereby the Company will merge with and into GulfSlope, a newly formed Delaware corporation that is a wholly-owned subsidiary of the Company.

Conversion Ratio:
Each share of the Common Stock issued and outstanding immediately prior to the Merger shall automatically be converted into one share of the common stock of GulfSlope (the “New Common Stock”), and derivatives to purchase shares of Common Stock issued and outstanding immediately prior to the Merger shall evidence a derivative to purchase shares of New Common Stock, on the same terms and conditions as stated in the respective derivative agreement.

Charter Documents:
The Certificate of Incorporation of GulfSlope (the “New Certificate of Incorporation”) and bylaws (the “New Bylaws” and collectively with the New Certificate of Incorporation, the “New Charter Documents”) shall be the governing documents of the Company.

Effective Date:
Upon the filing of the requisite merger documents with the offices of the secretaries of state of the states of Utah and Delaware, respectively, which we intend to file as soon as is practicable following the requisite Stockholder approval of the transaction.

Proposal 2:
Transaction:
An amendment of the Company’s Articles of Incorporation (the “Articles of Incorporation”) to increase (i) the number of authorized shares of Common Stock from 50,000,000 to 750,000,000 and (ii) the number of authorized shares of Company (“Preferred Stock”) from 5,000,000 to 50,000,000.  If Proposal 1 is approved, this amendment to increase the authorized capital of the Company will be effected through the New Certificate of Incorporation.

Purpose:
To make additional shares of Common Stock and Preferred Stock available for issuance in connection with possible future acquisition transactions or financings, and for other general corporate purposes.

Proposal 3:

Transaction:
An amendment of the Company’s Articles of Incorporation to change the name of the Company from “Plan A Promotions, Inc.” to “GulfSlope Energy, Inc.” (the “Name Change”).  If Proposal 1 is approved, the Name Change will be effected through the New Certificate of Incorporation.

Purpose:	To better reflect our future expected business strategy and the markets that we intend to pursue.

QUESTION AND ANSWER SUMMARY: ABOUT THE MEETING

Why am I receiving these proxy materials?

You are receiving these proxy materials from us because you were a shareholder of record at the close of business on the Record Date (February 15, 2012). As a shareholder of record, you are invited to attend the meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

What is being voted on at the Meeting?

The Board is asking Stockholders to consider three items at this Meeting of Stockholders:

1. To approve the Reincorporation of the Company under the laws of the state of Delaware pursuant to the Merger Agreement, to be executed by and between our Company and GulfSlope, and all transactions and developments contemplated thereby;

2. To approve an amendment of the Company’s Articles of Incorporation to increase the number of shares of Common Stock the Company is authorized to issue from 50,000,000 to 750,000,000 and the authorized shares of Preferred Stock from 5,000,000 to 50,000,000; and

3. To approve an amendment of the Company’s Articles of Incorporation to change the name of the Company from “Plan A Promotions, Inc.” to “GulfSlope Energy, Inc.”

Who can vote at the Meeting?

The Board has set February 15, 2012 as the Record Date for the Meeting. Only persons holding shares of our Common Stock of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting. Each share of our Common Stock will be entitled to one vote per share on each matter properly submitted for vote to our Stockholders at the Meeting. On the Record Date, there were 23,650,000 shares of our Common Stock outstanding held by a total of approximately 103 Stockholders of record.

What constitutes a quorum for the Meeting?

To constitute a quorum for the Meeting, we need greater than one-half of the votes entitled to be cast to be present, in person or by proxy, including votes as to which authority to vote on any proposal is withheld, shares of stock abstaining as to any Proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's shares of stock on one or more matters) on any Proposal, all of which will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the Meeting. Each will be tabulated separately.

How do I vote?

Return the completed and signed proxy card to our transfer agent, Standard Registrar & Transfer Company, via facsimile at (801) 571-2551.  If you complete and properly sign the accompanying proxy card and return it, even if you attend the Meeting, it will be voted as you direct, unless you later revoke the proxy. Unless instructions to the contrary are marked, or if no instructions are specified, shares of stock represented by a proxy will be voted for the Proposals set forth on the proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you are a registered Stockholder, that is, if you hold your shares of stock in certificate form, and you attend the Meeting, you may deliver your completed proxy card in person. If you hold your shares of stock in “street name”, that is, if you hold your shares of stock through a broker or other nominee, and you wish to vote in person at the Meeting, you will need to obtain a proxy form, executed in your favor, from the institution that holds your shares of stock.

How many votes do I have?

Each record holder of Common Stock is entitled to one vote per share of Common Stock.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary, at the address indicated above, either a written notice of revocation, a duly executed proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted proxy.

Any written notice of revocation sent to us must include the Stockholder's name and must be received prior to the Meeting to be effective.

What vote is required to approve each item?

The approval of each of Proposals 1, 2, and 3 requires the approval of a majority of the voting power of the Stockholders entitled to vote at Meeting.

You may vote “FOR,” “AGAINST” or “ABSTAIN” for these items of business. If you “ABSTAIN,” your abstention has the same effect as a vote “AGAINST.”

What is a “broker non-vote”?

Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters (such as ratification of the appointment of independent accountants), but not on non-routine matters (such as shareholder proposals). Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” routine matters but not non-routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.

How are broker non-votes counted?

Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted in tabulating the voting result for any particular proposal.

How are abstentions counted?

If you return a proxy card that indicates an abstention from voting in all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes cast with respect to a proposal (other than the election of directors), but they will not be voted on any matter at the Meeting. In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote “AGAINST” a proposal.

How does the Board recommend that I vote?

Our Board of Directors unanimously recommends that our stockholders vote “FOR” each of the three proposals to be presented at the meeting.

Other Matters

If you hold your shares of stock in street name, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares of stock may not be voted on those matters and will not be counted in determining the number of shares of stock necessary for approval. Shares of stock represented by such broker non-votes will, however, be counted in determining whether there is a quorum.

The Company’s transfer agent is Standard Registrar & Transfer Company. Votes cast by proxy will be counted by Standard Registrar & Transfer Company.  Votes cast by persons attending the Meeting will be counted by the independent person that we will appoint to act as election inspector for the Meeting.  The cost of soliciting proxies will be borne by the Company.  In addition to soliciting shareholders by mail and through its regular employees, the Company will request that banks and brokers and other persons representing beneficial owners of the shares forward the proxy solicitation material to such beneficial owners and the Company may reimburse these parties for their reasonable out-of-pocket costs.  The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

PROPOSAL 1

THE REINCORPORATION AND MERGER

DESCRIPTION OF THE REINCORPORATION AND MERGER

The Board has approved a Reincorporation of the Company under the laws of the state of Delaware pursuant to the Merger Agreement attached as Exhibit A, entered into by and between the Company and GulfSlope, a Delaware corporation which will be created by the Company as a wholly-owned subsidiary for the sole purpose of effecting the Reincorporation.

The Merger Agreement provides for a tax-free reorganization pursuant to the provisions of Section 368 of the Internal Revenue Code, whereby we will be merged with and into GulfSlope, our separate existence as a Utah corporation shall cease, and GulfSlope shall continue as the surviving corporation of the Merger governed by the laws of the state of Delaware. The Merger Agreement provides that each share of our Common Stock outstanding as of the effective time of the Merger (the “Effective Time”) shall be converted into one share of the New Common Stock of GulfSlope, with no action required on the part of our Stockholders.

The Board believes that the Reincorporation of the Company from the state of Utah to the state of Delaware will benefit the Company and its Stockholders. The state of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed herein. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company’s corporate legal affairs, and may have the effect of assisting the Company in attracting additional directors to serve on the Board.

Accordingly, the Board believes that is in the Company’s best interest that our state of incorporation be changed from Utah to Delaware, and has recommended the approval of the Reincorporation and Merger. Reincorporation in Delaware will not result in any change in our business, operations, management, assets, liabilities or net worth. Reincorporation in Delaware will allow us to take advantage of certain provisions of the corporate laws of Delaware as described herein.

The following are answers to some of the questions about the Merger that you, as one of our Stockholders, may have. We urge you to read this entire Proxy Statement, including the Merger Agreement and other exhibits hereto, for a more complete understanding of the terms of the Merger and provisions of the Merger Agreement.   Note that the approval of the Reincorporation pursuant to this Proposal 1 is not mutually contingent or conditioned upon approval of the other proposals.

Who are we Merging with?

We are merging with GulfSlope, a newly-formed Delaware corporation formed solely for the purpose of the Reincorporation and Merger, of which the Company shall initially be the sole stockholder.

Has the Board approved the Merger?

Yes.  On February 15, 2012, the Board approved the Merger Agreement, and all transactions and developments contemplated thereby, and resolved to seek Stockholder approval for the Merger Agreement.

How will the Merger work?

We will merge with and into GulfSlope and cease to exist as a separate Utah corporate entity. GulfSlope will be the surviving corporation governed by the laws of the state of Delaware.

Do I have the right to vote on the Merger?

Yes, you do. That is one of the main purposes of this Proxy Statement. We are soliciting your vote in favor of the Merger.

Is the Company’s financial condition relevant to my decision whether to vote for the Merger?

No, we do not believe that it is. The business of our Company will not change, nor will any of our officers or directors. In addition, no new securities are being issued as a result of the Merger, whether to a third party or otherwise (other than shares of New Common Stock and derivatives issued to our existing securityholders). We are not paying any finders’ fees, brokers’ fees or any other such fees nor have we engaged the services of an investment bank or other entity to advise us.

How do I exchange my shares of common stock?

If you do not exercise your dissenters' rights (as further described below) and the Merger is approved, your shares of Common Stock which are held in street name by your broker will automatically be converted into shares of New Common Stock of GulfSlope. You have the right to vote on the Merger, but there is no step that you are required to take to convert your shares upon the consummation of the Merger. Each stock certificate representing issued and outstanding shares of Common Stock will continue to represent the same number of shares of New Common Stock. STOCKHOLDERS SHOULD NOT SEND ANY CERTIFICATES TO THE COMPANY WITH THE ENCLOSED PROXY.

What is the conversion ratio?

The conversion ratio will be one share of New Common Stock for each share of Common Stock issued and outstanding immediately prior to the Merger.

How many shares will I have after the Merger?

You will own one share of New Common Stock for each share of existing Common Stock owned by you prior to the Merger.

What are the benefits of the Reincorporation?

The purpose of the Reincorporation is to change the state of our incorporation from Utah to Delaware. The Reincorporation is intended to permit us to be governed by the Delaware General Corporation Law (which we refer to as the “DGCL”) rather than by the Utah Revised Business Corporations Act (which we refer to as the “UBCA”).

The principal reasons that led the Board to determine that reincorporation in Delaware is in the best interests of our Stockholders are outlined below:

•
The State of Delaware has long been the leader in adopting, construing and implementing comprehensive, flexible corporation laws that are conducive to the operational needs and independence of corporations domiciled in that State;

•	The corporation law of Delaware is widely regarded as the most extensive and well-defined body of corporate law in the United States;

•	Both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs; and

•
The Delaware judiciary has acquired considerable expertise in dealing with complex corporate issues. Moreover, the Delaware courts have repeatedly shown their willingness to accelerate the resolution of complex corporate issues to meet the needs of parties engaged in corporate litigation.

We anticipate that the DGCL will continue to be interpreted and construed in significant court decisions, thus lending greater predictability and guidance in managing and structuring the internal affairs of our company and its relationships and contacts with others. In addition, see “Comparison of the Rights of Securityholders” below.

What are the disadvantages of the Reincorporation?

Despite the belief of the Board that the Reincorporation is in the best interests of our Company and that of our Stockholders, the UBCA and the DGCL differ in some respects. On balance, we believe it is favorable for us to reincorporate in Delaware, although the DGCL may not afford Stockholders the same rights as the UBCA, including those described in detail below under the caption “Comparison of the Rights of Securityholders”.

What is the effect of the Reincorporation on our Company?

At the Effective Time:

•
We will merge with and into GulfSlope, with GulfSlope being the surviving corporation and we will cease to exist as a Utah corporation.  Because GulfSlope will be the surviving corporation, the Merger will result in a name change.

•	We will cease to be governed by the UBCA and will be governed by the DGCL;

•	The Board, business, daily operations, directors, management, fiscal year, assets and liabilities and the location of our principal executive offices will not change;

•	The transferability of our Common Stock will not be effected by the Merger; and

•
GulfSlope will be governed by the New Certificate of Incorporation and New Bylaws, forms of which we have attached as Exhibit B and Exhibit C to this Proxy Statement. The New Certificate of Incorporation and New Bylaws will not differ significantly from the Company’s existing Articles of Incorporation and Bylaws, except for certain technical changes to reflect non-material differences between the DGCL and the UBCA. See “Comparison of the Rights of Securityholders - Differences Related Primarily to Charter Documents and Capital Stock” and “Terms of the Merger Agreement - Articles of Incorporation and Bylaws of GulfSlope Following the Merger”.

The Reincorporation is subject to conditions, including approval of the Merger Agreement by a majority of the voting power of the Stockholders entitled to vote at the Meeting to which this Proxy Statement relates. In addition, it is the Company’s present intent to abandon the Reincorporation and Merger in the event Stockholders exercise dissenters’ rights and the Company becomes obligated to make payments in an aggregate amount in excess of $5,000 to such dissenting Stockholders.

What is the effect of the Reincorporation on the holders of our securities?

The Reincorporation will have minimal effect on our existing security holders. At the Effective Time, all our securities will be converted into an equivalent amount of securities of GulfSlope. At the Effective Time, the conversion will occur as follows:

•	Each share of our Common Stock issued and outstanding immediately prior to the Effective Time will be converted into one share of New Common Stock, $.001 par value, of GulfSlope; and

•
Each share of our Common Stock issued and outstanding immediately prior to the Effective Time will thereafter be deemed to represent one share of GulfSlope’s Common Stock without any action on the part of the holder. Derivatives to purchase shares of Common Stock issued and outstanding immediately prior to the Merger shall evidence a derivative to purchase shares of New Common Stock on the same one-for-one conversion basis, on the same terms and conditions as stated in the respective derivative agreement.

Will our business change after the Reincorporation?

No. The Reincorporation will not result in any change in our business, directors, management, fiscal year, assets or liabilities or the location of our principal executive offices.  Each share of GulfSlope’s New Common Stock outstanding after the Effective Time will entitle the holder thereof to voting rights, dividend rights and liquidation rights equivalent to the rights of holders of our Common Stock prior to the Effective Time (except as provided below - see “Comparison of the Rights of Securityholders”). Shares of our Common Stock are currently traded on the over-the-counter market and are quoted on the OTC Bulletin Board under the symbol “PAPM.OB”. Following the Effective Time, shares of GulfSlope New Common Stock will be traded on the over-the-counter market under a new symbol, which we will request once the Merger is complete.  The CUSIP number for our common stock will also change in connection with the Merger (due to the change of our name to GulfSlope Energy, Inc. if Proposal 3 is approved) and will be reflected on new certificates issued by the Company and in electronic entry systems.

Will the charter documents be amended in the Merger?

GulfSlope’s Charter Documents will be adopted and will replace our Articles of Incorporation and bylaws. GulfSlope’s Charter Documents will not differ significantly from the Company’s existing Articles of Incorporation and bylaws, except for certain technical changes to reflect non-material differences between the DGCL and the UBCA. See “Terms of the Merger Agreement -  Articles of Incorporation and Bylaws of GulfSlope Following the Merger ”.

How do the rights of Stockholders compare before and after the Reincorporation?

We are currently organized as a corporation under the laws of Utah. After the Reincorporation and Merger we will be a corporation incorporated under the laws of Delaware. As a Utah corporation, we are governed by the UBCA, our Articles of Incorporation and our bylaws. As a Delaware corporation we will be governed by the DGCL, GulfSlope’s New Certificate of Incorporation, attached to this Proxy Statement as Exhibit B , as may be further amended from time to time, and GulfSlope’s New Bylaws, attached to this Proxy Statement as Exhibit C , as may be further amended from time to time.

The material differences between the applicable Utah and Delaware law and among these documents are summarized below. Stockholders are urged to carefully read the more detailed description appearing elsewhere in this proxy statement under the caption “Comparison of the Rights of Securityholders”, and the forms of the New Charter Documents attached as exhibits hereto, as well as the relevant sections of the DGCL and UBCA for a greater understanding of the provisions thereof. Stockholders are also encouraged to read our Articles of Incorporation and our bylaws, copies of which may be obtained from us by writing us at 3984 Washington Blvd. #342, Fremont, CA 94538, attention: Chief Executive Officer.

Will the shares to be issued in the Merger be freely trading?

The shares that are not currently freely trading will remain restricted. No shares will be “issued” as that term is typically understood. Rather, currently outstanding shares will be converted into shares of New Common Stock on a one-for-one basis. We do not anticipate that the Merger will in any way affect the status of our shares that are currently freely trading.

When do you expect the Merger to be completed?

We hope to complete the Merger within approximately fifteen (15) days after the Meeting, or as soon as practicable thereafter, assuming that all the conditions to the closing of the Merger as set forth in the Merger Agreement are completed.

What are the tax consequences of the Merger?

The Merger is intended to qualify as a tax-free reorganization for United States federal income tax purposes. If the Merger does so qualify, no gain or loss would generally be recognized by our U.S. stockholders upon conversion of their shares of common stock in our company into shares of GulfSlope New Common Stock pursuant to the Merger. We believe, but cannot assure you, that there will no tax consequences for holders of our shares. You are urged to consult your own tax advisor for tax implications related to your particular situation.

What remedy do I have if I did not vote for the Merger?

The UBCA requires the provision of appraisal rights in this situation as more fully set forth in the section entitled “Dissenter’s Rights”.

What do I need to do in order to vote?

After reading this document, you will need to execute the Proxy Card provided to you herewith, and any other documents applicable to you that are included in this packet. Alternatively, you may appear at the Meeting and vote in person.

Who can help answer my questions?

If you have questions about the Merger or our business, you should contact John Preftokis, our Chief Executive Officer, at:

Plan A Promotions, Inc.
3984 Washington Blvd. #342
Fremont, CA 94538
(415) 800-4344

Material Terms of the Merger

In order to effect the Reincorporation, the Company will be merged with and into GulfSlope. Prior to the Merger, GulfSlope will not have engaged in any activities except in connection with the proposed transaction. The mailing address and telephone number of GulfSlope and its telephone number are the same as those of the Company. As part of its approval and recommendation of the Company’s Reincorporation in Delaware, the Board has approved, and recommends to our Stockholders for their adoption and approval, the Merger Agreement pursuant to which we will be merged with and into GulfSlope. The full texts of the Merger Agreement and the New Charter Documents under which the Company’s business will be conducted after the Merger are attached hereto as Exhibit A, Exhibit B, and Exhibit C, respectively. Stockholders are strongly encouraged to carefully read the Exhibits attached hereto for a more complete understanding of the provisions of the Merger Agreement and the New Charter Documents.

According to the terms of the Merger Agreement, the Merger will be effected through a conversion of the existing shares of our Common Stock currently issued and outstanding into shares of New Common Stock on a one-for-one basis.

Terms of the Merger Agreement

The following discussion summarizes the material terms of the Merger Agreement. Stockholders are urged to read the Merger Agreement carefully as it is the legal document that governs the Merger.

The Merger. Subject to the terms and conditions of the Merger Agreement, the Company shall be merged with and into GulfSlope, the Company’s separate legal existence as a Utah corporation shall cease and GulfSlope shall continue as the surviving corporation governed by the laws of the state of Delaware.

Effect of the Merger. Each share of existing Common Stock issued and outstanding prior to the Effective Time shall be automatically converted into one share of New Common Stock. Presently issued and outstanding derivatives to purchase shares of our Common Stock shall evidence a derivative to purchase shares of New Common Stock on the same one-for-one conversion ratio as described above, on the same terms and conditions as stated in the respective derivative agreement currently applicable to our Common Stock. GulfSlope, as the surviving corporation, shall continue unaffected and unimpaired by the Merger with all of its purposes and powers. GulfSlope shall be governed by the DGCL and succeed to all rights, assets, liabilities and obligations of the Company in accordance with the DGCL.  Because GulfSlope will be the surviving corporation, the Merger will result in a name change of the Company.

IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF GULFSLOPE. EACH STOCK CERTIFICATE REPRESENTING ISSUED AND OUTSTANDING SHARES OF COMMON STOCK WILL CONTINUE TO REPRESENT THE SAME NUMBER OF SHARES OF NEW COMMON STOCK OF GULFSLOPE.

Articles of Incorporation and Bylaws of GulfSlope Following the Merger. The Merger Agreement provides that the New Certificate of Incorporation and New Bylaws, as in effect at the Effective Time, will be the Articles of Incorporation and bylaws, respectively, of the surviving corporation following the Merger. The New Certificate of Incorporation and New Bylaws will not differ significantly from the Company’s existing Articles of Incorporation and bylaws, except for certain technical changes to reflect non-material differences between the DGCL and the UBCA. Stockholders are encouraged to carefully read the full text of the New Certificate of Incorporation and New Bylaws attached as exhibits hereto, for a greater understanding of the provisions thereof.

Directors and Officers of GulfSlope Following the Merger. The Company’s bylaws do not require that a specific number of directors shall serve on its board, however, its bylaws and the New Bylaws allow up to ten (10) directors to serve on its board. The Company’s Board presently consists of one (1) director. Directors are elected at the annual meeting of stockholders, and at each annual meeting thereafter. Directors are elected by a plurality of the votes cast at a meeting of stockholders by such stockholders as are entitled to vote on the election of directors. The current director of the Company shall continue to serve as the director of GulfSlope following the Merger.

Conditions to the Merger. The obligations of the Company and GulfSlope to effect the Merger are subject to the satisfaction or waiver on or prior to the Effective Time of the approval of our Stockholders of the Merger Agreement. Further, both the Company and GulfSlope shall have taken all necessary action to authorize the execution, delivery and performance of the Merger Agreement, including the Stockholder approval solicited pursuant to this Proxy Statement. In addition, it is the present intention of the Company to abandon the Merger in the event Stockholders exercise dissenters’ rights and the Company becomes obligated to make payments in an aggregate amount in excess of $5,000 to such dissenting Stockholders.

Certain United States Federal Income Tax Consequences

The following is a summary of certain material federal income tax consequences of the Reincorporation, Merger, and New Certificate of Incorporation and does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reincorporation, Merger, and New Certificate of Incorporation, and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the Reincorporation, Merger, and New Certificate of Incorporation may vary significantly as to each Stockholder, depending upon the state in which such Stockholder resides. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares of our existing Common Stock were, and the shares of New Common Stock will be, held as a capital asset, as defined in the Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment). The tax treatment of a Stockholder may vary depending upon the particular facts and circumstances of such Stockholder. Our view regarding the tax consequence of the Reincorporation, Merger, and New Certificate of Incorporation is not binding on the Internal Revenue Service or the courts. Accordingly, each Stockholder should consult with such Stockholder’s own tax advisor with respect to all of the potential tax consequences to such stockholder of the Reincorporation, Merger, and New Certificate of Incorporation.

We believe that the Merger will qualify for federal income tax purposes as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. In general, no gain or loss will be recognized for federal income tax purposes by holders of our existing shares of common stock with respect thereto on the conversion of their shares into shares of New Common Stock and no gain or loss will be recognized for federal income tax purposes by the Company or GulfSlope.

In addition, we believe that, in general, for federal income tax purposes, the reclassification of existing Common Stock into New Common Stock will not be taxable to a Stockholder of the Company, and if the shares of existing Common Stock were held as capital assets immediately before the adoption of the New Certificate of Incorporation, the holding period for each new share of New Common Stock will include such Stockholder’s holding period for the share of existing Common Stock with respect to which New Common Stock is distributed. Gain or loss would be recognized, however, on the subsequent sale of shares of New Common Stock. Stockholders are urged to seek the advice of their tax counsel on these matters and on state income tax matters.

Securities Act of 1933

The Reincorporation, Merger, and New Certificate of Incorporation will not involve a “sale” of a security under the Securities Act of 1933, as amended (the “Securities Act”). Consequently, the Company is not required to register, and has not registered, the New Common Stock of GulfSlope under the Securities Act. Shares of New Common Stock held immediately upon the adoption of the New Certificate of Incorporation, other than any such shares held by affiliates of the Company within the meaning of the Securities Act, may be offered for sale and sold in the same manner as the existing Common Stock without registration under the Securities Act, provided such Common Stock is not restricted. Affiliates of the Company will continue to be subject to the restrictions specified in Rule 144 under the Securities Act.

Accounting Treatment of the Merger

The Merger is expected to be accounted for as a reverse acquisition in which the Company is the accounting acquiror and GulfSlope is the legal acquiror. The management of the Company will be the management of GulfSlope. Since the Merger is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Merger are expected to be accounted for as a reduction of additional paid-in capital.

Dissenters' Rights

Sections 16-10a-1301 through 16-10a-1331 of the UBCA grants any Stockholder of the Company of record on the Record Date who objects to the Merger the right to have the Company purchase the shares owned by the dissenting Stockholder at their fair value at the Effective Time of the Merger. Any Stockholder contemplating the exercise of these dissenters’ rights should review carefully the discussion of dissenting stockholder rights under the caption “Dissenters' Rights” and the provisions of Sections 16-10a-1301 through 16-10a-1331 of the UBCA, particularly the procedural steps required to perfect such rights.

A VOTE AGAINST THE REINCORPORATION AND MERGER IS NOT SUFFICIENT TO PERFECT YOUR DISSENTER'S RIGHTS AND SUCH RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 16-10a-1301 THROUGH 16-10a-1331 ARE NOT FULLY AND PRECISELY SATISFIED. A SUMMARY OF THE STATUTORY PROCEDURE TO PERFECT YOUR DISSENTER'S RIGHTS IS PROVIDED BELOW AND A COPY OF SECTIONS 16-10a-1301 THROUGH 16-10a-1331 IS ATTACHED AS EXHIBIT D.

It is the present intention of the Company to abandon the Merger in the event Stockholders exercise dissenters’ rights and the Company becomes obligated to make payments in an aggregate amount in excess of $5,000 to such dissenting Stockholders.

Interests of Certain Persons in the Merger

No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the Proposals set forth herein, which is not shared by all other Stockholders pro rata, and in accordance with their respective interests.

DISSENTERS’ RIGHTS

Stockholders of the Company of record on February 15, 2012 will have dissenters' rights under the UBCA as a result of the proposed Reincorporation and Merger. Stockholders who oppose the Reincorporation and Merger will have the right to receive payment for the value of their shares as set forth in sections 16-10(a)-1301 et. seq. of the UBCA. A copy of these sections is attached hereto as Exhibit D to this Proxy Statement. The material requirements for a Stockholder to properly exercise his or her dissenter’s rights are summarized below. However, these provisions are very technical in nature, and Stockholders are encouraged to carefully read and understand the actual statutory provisions governing the assertion of such rights.

It is the present intention of the Company to abandon the Merger in the event Stockholders exercise dissenters’ rights and the Company becomes obligated to make payments in an aggregate amount in excess of $5,000 to such dissenting Stockholders.

Requirements for Exercising Dissenters' Rights

Under the UBCA, dissenters' rights will be available only to those Stockholders of the Company who (i) object to the proposed Reincorporation and Merger in writing prior to or at the Meeting before the vote on the matter is taken (a negative vote will not itself constitute such a written objection); and (ii) do not vote any of their shares in favor of the proposed Reincorporation and Merger at the Meeting.

TO BE ENTITLED TO PAYMENT, THE DISSENTING STOCKHOLDER MUST FILE WITH THE COMPANY BEFORE THE VOTE FOR THE PROPOSED MERGER A WRITTEN NOTICE OF INTENT TO DEMAND PAYMENT OF THE FAIR VALUE OF THE SHARES AND MUST NOT VOTE IN FAVOR OF THE PROPOSED MERGER; PROVIDED, THAT SUCH DEMAND SHALL BE OF NO FORCE AND EFFECT IF THE PROPOSED MERGER IS NOT EFFECTED.

The notice must be submitted to the Company at 3984 Washington Blvd. #342, Fremont, CA 94538, Attention: John Preftokis, Chief Executive Officer, and must be received before the vote for the proposed Merger.

The submission of a blank proxy will constitute a vote in favor of the Reincorporation and Merger and a waiver of dissenter's rights. A vote against the Reincorporation and Merger is not necessary for the Stockholder to exercise dissenter's rights and require the Company to purchase their shares. A vote against the Reincorporation and Merger will not be deemed to satisfy the notice requirements of state law. The liability to the dissenting Stockholder for the fair value of the shares also shall be the liability of GulfSlope when and if the Merger is consummated.

Any Stockholder contemplating the exercise of these dissenter's rights should review carefully the provisions of Sections 16-10(a)-1301 et. seq. of the UBCA, particularly the procedural steps required to perfect such rights. SUCH DISSENTER'S RIGHTS WILL BE LOST IF THESE PROCEDURAL REQUIREMENTS ARE NOT FULLY AND PRECISELY SATISFIED. A SUMMARY OF THE STATUTORY PROCEDURE TO PERFECT YOUR DISSENTER'S RIGHTS IS SET FORTH BELOW AND A COPY OF SECTIONS 16-10(a)-1301 ET. SEQ. OF THE UBCA IS ATTACHED AS EXHIBIT D.

Procedure

Within ten days after the Effective Time, GulfSlope will send to each Stockholder who has satisfied the requirements for exercising dissenter’s rights a written notice in which GulfSlope will notify such Stockholders of their right to demand payment for their shares and will supply a form for dissenting Stockholders to demand payment.

Stockholders will have 30 days to make their payment demands or lose such rights. If required in the notice, each dissenting Stockholder must also certify whether or not he or she acquired beneficial ownership of such shares before or after the date of the first announcement to the public of the proposed transaction. Upon receipt of each demand for payment, GulfSlope will pay each dissenting Stockholder the amount that GulfSlope estimates to be the fair value of such Stockholder's shares, plus interest from the date of the completion of the Reincorporation and Merger to the date of payment. With respect to any dissenting Stockholder who does not certify that he or she acquired beneficial ownership of the shares prior to the first public announcement of the transaction, GulfSlope may, instead of making payment, offer such payment if the dissenter agrees to accept it in full satisfaction of his or her demand.  "Fair value" means the market value of the shares immediately before the effectuation of the Reincorporation and Merger, excluding any appreciation or depreciation in anticipation of such events.

Any dissenter who does not wish to accept the payment or offer made by GulfSlope must notify GulfSlope in writing of his or her own estimate of the fair value of the shares within 30 days after the date GulfSlope makes or offers payment. UNLESS A STOCKHOLDER MAKES SUCH A DEMAND WITHIN SUCH THIRTY-DAY PERIOD, THE STOCKHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT ESTIMATED BY GULFSLOPE. If the dissenting Stockholder and GulfSlope are unable to agree on the fair value of the shares, then GulfSlope will commence a proceeding with the Utah courts within 60 days after receiving the dissenter's notice of his or her own estimate of fair value. If GulfSlope does not commence such a proceeding within the 60-day period, it must pay each dissenter whose demand remains unresolved the amount demanded by such dissenter.

If a proceeding is commenced, the court will determine the fair value of the shares and may appoint one or more appraisers to help determine such value. All dissenting Stockholders must be a party to the proceeding, and all such Stockholders will be entitled to judgment against GulfSlope for the amount of the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a rate determined by the court) to the date of payment. The costs of the court proceeding, including the fees and expenses of any appraisers, will be assessed against GulfSlope unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment at a higher amount than that offered by GulfSlope. Both GulfSlope and the dissenters must bear their own respective legal fees and expenses, unless the court requires one party to pay such legal fees and expenses because of the conduct of such party.

The loss or forfeiture of dissenter's rights simply means the loss of the right to receive a cash payment from GulfSlope in exchange for shares. In such event the Stockholder would still hold the appropriate number of shares of GulfSlope.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the date hereof, the Company's authorized capitalization consists of 50,000,000 shares of Common Stock, par value $.001 per share, and 5,000,000 shares of blank check preferred stock, par value $.001 per share. As of the Record Date, there were 23,650,000 shares of Common Stock outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of Common Stock entitles its holder to one vote on each matter submitted to the Stockholder.

The following table sets forth, as of the Record Date; (a) the names of each beneficial owner of more than five percent (5%) of the our common stock known to us, the number of shares of Common Stock beneficially owned by each such person, and the percent of our Common Stock so owned; and (b) the names of each director, executive officer and significant employee, the number of shares of Common Stock beneficially owned and the percentage of our Common Stock so owned, by each such person, and by all directors, executive officers and significant employees as a group. Each person has sole voting and investment power with respect to the shares of our Common Stock, except as otherwise indicated.

As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect of security through any contract, arrangement, understanding, or relationship or otherwise, subject to community property laws where applicable.  Unless otherwise indicated, the address of the individuals set forth below is 3984 Washington Blvd. #342, Fremont, CA 94538.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Class Beneficially Owned
Named Executive Officers and Directors:
John Preftokis	4,859,700	20.6%
All directors & executive officers as a group (1 persons)	4,859,700	20.6%

COMPARISON OF THE RIGHTS OF SECURITYHOLDERS

General

Reincorporation in Delaware will not result in any change in the business, operations, management, assets, liabilities or net worth of the Company. Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware. The purposes and effects of the proposed change are summarized below.

Assuming Stockholder approval of the Reincorporation and upon acceptance for filing of the appropriate certificates of merger by the Secretary of State of the state of Delaware and the Secretary of State of the state of Utah, the Company will be merged with and into GulfSlope pursuant to the Merger Agreement, resulting in a change in the Company’s state of incorporation. The Company will then be subject to the DGCL and the New Certificate of Incorporation and New Bylaws.

Differences Related Primarily to Charter Documents and Capital Stock

Our current Articles of Incorporation authorize 50,000,000 shares of Common Stock, par value $.001 per share, and 5,000,000 shares of blank check preferred stock, par value $0.001 per share (the “Blank Check Preferred Stock”). There are 23,650,000 shares of Common Stock issued and outstanding as of the Record Date and zero shares of Blank Check Preferred Stock outstanding. Upon consummation of the Merger and Reincorporation, and giving effect to the New Certificate of Incorporation, 23,650,000 shares of New Common Stock and zero shares of GulfSlope Blank Check Preferred Stock would be issued and outstanding.  Additionally, subject to approval of Proposal 2, the New Certificate of Formation would authorize 750,000,000 shares of Common Stock, par value $.001 per share, and 50,000,000 shares of Blank Check Preferred Stock.  In the event this Proposal 2 is not approved by the Stockholders, but this Proposal 1 is approved, the New Certificate of Formation will authorize the same amount of Common Stock and Blank Check Preferred Stock for issuance by the Company as set forth in our current Articles of Incorporation.

The GulfSlope Certificate of Incorporation provides holders of the New Common Stock with the same rights as provided to the Stockholders in the Articles of Incorporation. The holders of New Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of Stockholders. Subject to preferences that may be applicable to any outstanding shares of Blank Check Preferred Stock, the holders of New Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board out of funds legally available therefor. In the event of GulfSlope’s liquidation, dissolution or winding up, the holders of New Common Stock are entitled to share ratably in all assets remaining after payment of liabilities and liquidation preferences of any outstanding shares of preferred stock. Holders of New Common Stock have no preemptive rights or rights to convert their shares into any other securities. There are no redemption or sinking fund provisions applicable to the New Common Stock. All outstanding shares of New Common Stock are fully paid and non-assessable.

Both the Articles of Incorporation and the GulfSlope Certificate of Incorporation provide that the Board may issue the Blank Check Preferred Stock with such rights, privileges and preferences as may be designated by the Board from time to time. Accordingly, the Board will continue to be empowered, without Stockholder approval, to issue Blank Check Preferred Stock with dividend, liquidation, conversion, or other rights that could adversely affect the rights of our Stockholders. These shares may have rights which are senior to the New Common Stock. Blank Check Preferred Stock may be issued in the future in connection with acquisitions, finances or such other matters as the Board deems to be appropriate. In the event that any such shares of Blank Check Preferred Stock shall be issued, a certificate of designation, setting forth the series of such Blank Check Preferred Stock and the relative rights, privileges and designations with respect thereto, shall be filed with the secretary of state of the state of Delaware. The effect of such Blank Check Preferred Stock is that the Board alone may authorize the issuance of preferred stock which could have the effect of making more difficult or discouraging an attempt to obtain control of us by means of a merger, tender offer, proxy contest or other means.

There are currently no plans, understandings or arrangements for the sale or issuance of any shares of our Blank Check Preferred Stock.

Subject to the approval of Proposal 3 (relating to the Name Change), the adoption of the GulfSlope Certificate of Incorporation will also have the effect of changing the name of the Company from Plan A Promotions, Inc. to GulfSlope Energy, Inc.  If Proposal 3 is not approved, but this Proposal 1 is approved, we expect that the new Delaware corporation will be formed as Plan A Promotions, Inc., a Delaware corporation, and the Merger Agreement will be revised accordingly.

Significant Differences Between the Corporation laws of Utah and Delaware

Upon the change of domicile, the Stockholders, whose rights currently are governed by the Utah Revised Business Corporations Act (the “UBCA”) and the Company's Articles of Incorporation and Bylaws, which were created pursuant to the UBCA, will become stockholders of a Delaware corporation, GulfSlope Energy, Inc., and their rights as stockholders will then be governed by the Delaware General Corporation Law (the “DGCL”) and the New Certificate of Incorporation and the New Bylaws, which were created under the DGCL.

Although the corporate statutes of Utah and Delaware are similar, certain differences exist. The most significant differences, in the judgment of the Company's management, are summarized below. This summary is not intended to be exhaustive, and Stockholders should refer to the DGCL and the UBCA to understand how these laws apply to the Company and GulfSlope.

Quorum. Section 16-10a-725(1) of the UBCA states that, unless the corporation's articles of incorporation provide otherwise, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Section 216 of the DGCL contains a similar provision, but goes on to state that "in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting." Neither the New Certificate of Incorporation nor the New Bylaws will contain any contrary provision. Therefore, management does not believe that the change of domicile will create any material change in the stockholders' meeting quorum requirements of the Company.

Action of Stockholders Without a Meeting. Both Section 16-10a-704 of the UBCA and Section 228 of the DGCL permit any action that may be taken at an annual or special meeting of the stockholders to be taken without a meeting and without notice if one or more written consents, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all stockholders attend and vote. Both statutes further require that the corporation give notice of stockholder approval of any matter without a meeting, unless the written consents of all stockholders have been obtained. The UBCA requires that such notice be given to non-consenting stockholders at least ten days before the consummation of the matter authorized by consent, while the DGCL requires "prompt" notice of any such action. In any event, applicable federal securities laws in the United States require reporting companies with a class of securities registered pursuant to Section 12 Exchange Act to provide notice to stockholders of actions taken by written consent at least 20 days prior to the effective date of the corporate action. Accordingly, so long as the Company's Common Stock remains registered under Section 12 of the Exchange Act, this difference between the UBCA and the DGCL will not affect the rights of stockholders. However, Section 16-10a-704(6) of the UBCA provides that directors may never be elected by written consent of stockholders unless the written consents of all shares entitled to vote on the election are obtained. The DGCL contains no comparable provision. Once the change of domicile has been completed, this difference may make it easier for the Company to take action by unanimous written consent of its stockholders and will make it easier for Company's stockholders to remove and elect directors by written consent.

Authorized Number of Directors. Section 16-10a-803(1) of the UBCA provides that, once shares in a Utah corporation have been issued, the corporation must have at least three directors. Section 141(b) of the DGCL requires a Delaware corporation to have a minimum of one director. Therefore, following the change of domicile, it would be possible for the powers of the Board to be concentrated in the hands of fewer directors than is permitted by the UBCA.

Removal of Directors. Under Section 16-10a-808 of the UBCA, the stockholders of a Utah corporation may remove one or more directors with or without cause, unless the articles of incorporation provide that directors may be removed only for cause. Under the UBCA, a director may be removed by the stockholders only at a meeting called for that purpose, and the notice of the meeting must state that the purpose, or one of the purposes of the meeting, is the removal of the director. Section 141(k) of the DGCL provides similar removal provisions, but does not limit removal by stockholders to meetings called for that purpose. The effect of this difference in law would be to grant the Company's stockholders greater flexibility in removing directors.

Special Meetings of Stockholders. Section 16-10a-702(1) of the UBCA and Section 211(d) of the DGCL permit a corporation's board of directors and such person or persons as are authorized by the bylaws to call a special meeting of the stockholders. In addition, the DGCL permits a Delaware corporation to authorize such persons to call a special meeting in its Certificate of Incorporation. Unlike the DGCL, the UBCA also permits the holders of 10% or more of the shares entitled to vote on a matter to submit a written demand for a special meeting to the corporate secretary. Following the change of domicile, 10% or greater stockholders of the Company will not have the legal right to demand a special meeting.

Indemnification of Directors. The UBCA and the DGCL contain similar provisions for the indemnification of directors in certain circumstances. Both statutes require a corporation to indemnify a director who was successful, on the merits or otherwise, in the defense of any proceeding or any claim, issue or matter, to which he or she was a party because of his or her status as a director of the corporation, against reasonable expenses incurred in connection with the proceeding or claim with respect to which he or she was successful. However, the UBCA authorizes the limitation of such mandatory indemnification in a corporation's articles of incorporation; the DGCL contains no such limitation. The effect of this difference following the change of domicile would be to prevent the Company from limiting mandatory indemnification of its directors in such circumstances.

Inspection of Stockholder List for Meeting. After fixing a record date for a stockholders' meeting, Section 16-10a-720 of the UBCA requires a Utah corporation to prepare a list of the names of all its stockholders entitled to be given notice of the meeting and to make the stockholder list available for inspection by any stockholder for a period beginning on the earlier of ten days before the meeting for which the list was prepared or two business days after notice of the meeting is given, and continuing through the meeting and any adjournments thereof. Under Section 16-10a-720(4) of the UBCA, if the corporation refuses to allow a stockholder to inspect the stockholder list before or at the meeting, the stockholder may apply to the district court of the county where the corporation's principal office or, if none, its registered office, is located, and the district court may summarily order inspection or copying of the list at the corporation's expense and may postpone the meeting until the inspection or copying is complete. Section 219(a) of the DGCL likewise requires a Delaware corporation to make its stockholder list available for inspection by stockholders prior to any meeting of stockholders, but this is required only for ten days prior to the meeting and at the meeting. Under Section 219(b) of the DGCL, the willful neglect or refusal of the directors to produce such list at a meeting for the election of directors will result in their ineligibility for election to any office at such meeting. This is the only remedy provided by the DGCL for failure to provide the stockholder list as required. Because management fully intends to comply with right of stockholders to inspect lists of stockholders entitled to be given notice of meetings, the Company's management does not believe that the foregoing statutory differences will have any significant effect on the rights of the Company's stockholders.

Appraisal Rights. In some circumstances under the UBCA and the DGCL, stockholders have the right to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by agreement with the corporation or by a court in an action timely brought by the dissenting stockholders. Section 262 of the DGCL provides appraisal rights to stockholders that are substantially similar to the UBCA in connection with mergers or consolidations. However, the statutes differ in that the DGCL permits a stockholder who has received notice of appraisal rights from the corporation, and who has submitted a written demand for appraisal, to file a petition with the Court of Chancery of the State of Delaware to demand a determination of the fair value of such stockholder's shares. Such petition must be filed within 120 days after the effective date of a merger or consolidation. Section 262(b) of the DGCL provides that stockholders do not have appraisal rights for certain mergers with or into single direct or indirect wholly owned subsidiaries, which includes the proposed change of domicile of the Company. The UBCA also sets forth procedures for a Utah corporation to give stockholders notice of their appraisal rights, and for such stockholders to exercise such rights. However, the UBCA authorizes only the corporation to commence judicial appraisal proceedings with all stockholders who have properly dissented and whose demand remains unresolved to be named as parties to such proceedings.

The DGCL allows for dissenters’ rights only in connection with certain mergers or consolidations. No such appraisal rights exist, however, for corporations whose shares are listed on a national securities exchange or held of record by more than 2,000 stockholders unless the Articles of Incorporation provides otherwise (the GulfSlope Articles of Incorporation does not provide otherwise) or the stockholders are to receive in the merger or consolidation anything other than (a) shares of stock of the corporation surviving or resulting from such merger or consolidation, (b) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders, (c) cash in lieu of fractional shares of the corporation described in the foregoing clauses (a) and (b), or (d) any combination of clauses (a), (b), or (c). The procedures for asserting dissenters’ rights in Delaware impose most of the initial costs of such assertion on the dissenting stockholder, whereas the Utah procedures pose little financial risk to the dissenting stockholder in demanding payment in excess of the amount the corporation determined to be the fair value of its shares.

Dividends. Section 16-10a-640 of the UBCA authorizes the board of directors of a Utah corporation to make distributions to its stockholders subject to the articles of incorporation. However, no such distribution may be made if, after giving it effect, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were dissolved at the time of the distribution, to satisfy the preferential rights of preferred stockholders. Section 170 of the DGCL similarly permits a Delaware corporation to pay dividends upon its capital stock subject to the Articles of Incorporation, but only (a) out of its surplus, or, (b) if no surplus exists, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, and then only if the corporation has capital equal to or in excess of the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of the corporation's assets. The DGCL also protects a corporation's board of directors from personal liability for good faith reliance on the records of the corporation and the representations and opinions of its officers and employees and others with respect to the determination of the amount of surplus or other funds from which dividends may be paid. The UBCA does not contain similar protection for the board of directors.

Anti-Takeover Provisions. Section 61-6-1 et seq. of the Utah Code Annotated (the “Utah Control Shares Acquisitions Act” or “UCSAA”) provides that “control shares” of an “issuing public corporation” acquired in a “control share acquisition” shall have the same rights as they had before such acquisition only to the extent granted by resolution of the stockholders of the corporation. The UCSAA defines “control shares” as shares that, when combined with all other voting shares held by the stockholder, would entitle the holder to vote in the election of directors within any of the following ranges of voting power: (a) 1/5 or more but less than 1/3 of all voting power; (b) 1/3 or more but less than a majority of all voting power; or (c) a majority or more of all voting power. An “issuing public corporation” is defined as a Utah corporation with (a) 100 or more stockholders; (b) its principal place of business, its principal office, or substantial assets within the state; and (c) (i) more than 10% of its stockholders resident in Utah; (ii) more than 10% of its shares owned by Utah residents; or (iii) 10,000 stockholders resident in the state. A Utah corporation's articles of incorporation or bylaws may provide that the UCSAA does not apply to control share acquisitions of the corporation, as long as any such provision is adopted before the control share acquisition in question.

Section 203 of the DGCL prohibits a Delaware corporation that is (a) listed on a national securities exchange; (b) authorized for quotation on the NASDAQ Stock Market; or (c) held of record by more than 2,000 stockholders from engaging in any "business combination" with any “interested stockholder” for a period of three years from the date that such person became an interested stockholder. A Delaware corporation subject to Section 203 may engage in a “business combination” with an “interested stockholder” under certain circumstances including circumstances in which, prior to the person becoming an interested stockholder, the corporation's board of directors approves the “business combination” with the interested stockholder or the transaction in which the person becomes an interested stockholder. A “business combination” is defined as, among other things, a merger or consolidation of the corporation or any subsidiary with the interested stockholder or with any other corporation if such transaction is caused by the interested stockholder and as a result of such merger or consolidation Section 203 is not applicable to the surviving corporation. An “interested stockholder” is defined as any person that (a) owns 15% or more of the corporation's voting stock; or (b) is an affiliate or associate of the corporation and was the owner of 15% or more of the corporation's voting stock at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder. As under the UCSAA, a corporation may opt out of Section 203. However, under Section 203(b)(3) of the DGCL, if the corporation's Articles of Incorporation or bylaws are amended to opt out by stockholder vote, such amendment will not be effective until 12 months after its adoption and will not apply to any business corporation between the corporation and any person who became an interested stockholder on or prior to such adoption.  If this Proposal 1 is approved, we will opt out of the application of Section 203.

These foregoing differences are not the only differences between the UBCA and the DGCL. However, management believes that they are the most likely to have a material effect on the relative rights of the Company’s Stockholders as a result of the change of domicile. Stockholders are encouraged to read the provisions of the DGCL and the UBCA, or consult with their legal and other advisors, for a greater understanding of the provisions thereof.

APPROVAL OF THE REINCORPORATION AND MERGER

Stockholder Vote Required

Approval of the Merger Agreement will, pursuant to the UBCA, require the affirmative vote of a majority of the shares entitled to be cast therefor.

Abandonment of Merger

Notwithstanding Stockholder approval, the Board may terminate the Merger Agreement and abandon the Merger at any time before consummation of the Merger if: (i) Stockholders exercise dissenters’ rights and the Company becomes obligated to make payments in an aggregate amount in excess of $5,000 to such dissenting Stockholders; or (ii) the Board determines that in its judgment the Merger does not appear to be in the best interests of the Company or its Stockholders. In the event the Merger Agreement is terminated, the Board abandons the Merger, or the Company's Stockholders fail to approve the Merger, the Company would remain a Utah corporation.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS
PROPOSAL 1 TO APPROVE THE REINCORPORATION AND MERGER
AGREEMENT BETWEEN THE COMPANY AND GULFSLOPE.

PROPOSAL 2

AMENDMENT TO
INCREASE THE AUTHORIZED COMMON STOCK

General

The Board has unanimously approved an Amendment to the Articles of Incorporation whereby, among other things, the number of shares of Common Stock authorized will be increased from 50,000,000 to 750,000,000 and the authorized shares of Preferred Stock will be increased from 5,000,000 to 50,000,000. If Proposal 1 relating to the Reincorporation and Merger and related adoption of the New Certificate of Incorporation is approved, the amendment to increase the authorized capital will be effected with respect to the GulfSlope Certificate of Incorporation and the GulfSlope New Common Stock in the same manner as described herein.  If Proposal 1 is not approved, but this Proposal 2 is approved, the amendment will be effected with respect to our current Articles of Incorporation.

At the Meeting, the Stockholders will be asked to consider and vote upon an Amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of Common Stock from 50,000,000 to 100,000,000 and the authorized shares of Blank Check Preferred Stock from 5,000,000 to 50,000,000.

The amendment will not affect the relative voting power or equity interest of any Stockholder because such amendment will affect each Stockholder in proportion to the number of shares of Common Stock owned by him or her prior to the adoption of the amendment. However, additional shares of Common Stock would continue to be available for issuance from time to time in the future. If we issue additional shares pursuant to the proposed offering (as defined and described below) or otherwise, the percentage ownership interest of existing holders of our Common Stock will be diluted and the value of the shares held by such Stockholders may be diluted.

Stockholders are strongly encouraged to carefully read the full text of the amendment, attached to this Proxy Statement as Exhibit E, for a more complete understanding of the provisions thereof.

The Company’s Articles of Incorporation presently authorizes 50,000,000 shares of Common Stock, $.001 par value per share, and 5,000,000 shares of Blank Check Preferred Stock. The adoption of the amendment to our Articles of Incorporation would increase the authorized number of shares Common Stock from 50,000,000 to 100,000,000 and the shares of Preferred Stock from 5,000,000 to 50,000,000. After the adoption of the amendment, 23,650,000 shares of Common Stock and zero shares of Blank Check Preferred Stock would be issued and outstanding.  Approval of the amendment to increase our authorized capital is not mutually contingent or conditioned upon approval of the other proposals.

For illustrative purposes only, the following table shows the effect on our authorized shares of Common Stock  and Preferred Stock of the increase in authorized shares pursuant to the amendment:

	Prior to Amendment	Assuming Approval of Amendment
Authorized Shares of Common Stock	50,000,000	750,000,000
Issued and Outstanding Shares of Common Stock	23,650,000	23,650,000
Shares of Common Stock available for future issuance	26,350,000	726,350,000

Authorized Shares of Preferred Stock	5,000,000	50,000,000
Issued and Outstanding Shares of Preferred Stock	-0-	-0-
Shares of Preferred Stock available for future issuance	5,000,000	50,000,000

Additional shares of Common Stock and Preferred Stock would therefore be available from time to time in the future, for any proper corporate purpose, including equity financings, stock splits, stock dividends, acquisitions, stock option plans and other employee benefit plans, and for strategic transactions, including a sale of all or a portion of the Company, and sales of stock or securities convertible into Common Stock and Preferred Stock. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.

The increased proportion of unissued authorized shares to issued shares could also, under certain circumstances, have an anti-takeover effect.  For example, the issuance of a large block of Common Stock could dilute the ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction.  However, the increase in authorized capital stock has not been authorized in response to any effort of which the Company is aware to accumulate shares of our capital stock to obtain control of the Company.  The Company’s Articles of Incorporation do not currently contain provisions having an anti-takeover effect.  Other than as disclosed in this Proxy Statement, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to our Articles of Incorporation that could be construed to reduce or interfere with the ability of third parties to take over or change the control of our Company.

Certain United States Federal Income Tax Consequences

Adoption of the Amendment will have the same tax effect as the adoption of the New Certificate of Incorporation pursuant to the Reincorporation and Merger described above. A summary of certain material federal income tax consequences of the adoption of such New Certificate of Incorporation, which will be identical to the tax consequences of adopting the Amendment, is set forth above in Proposal 1 - “Description of the Reincorporation and Merger - Certain United States Federal Income Tax Consequences”.

APPROVAL OF AMENDMENT

Stockholder Vote Required

The approval of the amendment to increase the authorized shares of Common Stock and Preferred Stock requires the affirmative vote of a majority of the voting power of the Stockholders entitled to vote at Meeting.

THE BOARD BELIEVES THAT THE ADOPTION OF THE AMENDMENT TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK IS ADVISABLE AND IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS
PROPOSAL 2 TO ADOPT THE AMENDMENT TO INCREASE OUR AUTHORIZED CAPITALIZATION.

PROPOSAL 3
THE NAME CHANGE

General

The Board has approved a proposal for the Name Change, whereby the Company’s name will be changed from “Plan A Promotions, Inc.” to “GulfSlope Energy, Inc.”  Approval of the Name Change is not mutually contingent or conditioned upon approval of the other proposals.

Purpose

The Board believes that the name change in our Articles of Incorporation are in the best interest of our corporation to create a name which is not related to the former business attempt, in which the Company may never again engage.  The Board also believes that the Name Change will better reflect our future expected business strategy and the markets that we intend to pursue.

Effect of the Proposed Name Change

If effected, the Name Change will cause Company’s CUSIP number to change. (The CUSIP number is a number assigned to our Common Stock to facilitate identification of the stock for trading purposes.)

Stockholders Holding Common Stock in “Street Name.”  Banks, brokers and other nominees will be instructed to effect the name change and the CUSIP change in the accounts of their customers holding Common Stock in “street name” (i.e., through a bank, broker or other nominee).

Registered Stockholders.  Registered stockholders who hold their shares in certificate form are not required to do anything; new certificates will be issued when the old certificates are surrendered in connection with a transfer.

STOCKHOLDERS SHOULD NOT DESTROY THEIR STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) TO US.

Procedure for Effecting the Name Change

If the Stockholders approve this Proposal 3, the Board of Directors intends to implement the Name Change. If Proposal 1 is approved, the Name Change will be effected through the New Certificate of Incorporation.  If Proposal 1 is not approved, but this Proposal 3 is approved, the Name Change will be effected pursuant to the amendment attached to this Proxy Statement as Exhibit E.   However, notwithstanding approval of this proposal by the stockholders, the Board of Directors may subsequently determine in its discretion that changing our name is not in Company’s best interests and may abandon the proposal without further action by the stockholders.

APPROVAL OF THE NAME CHANGE

Stockholder Vote Required

The approval of the Name Change requires the affirmative vote of a majority of the voting power of the Stockholders entitled to vote at Meeting.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS
PROPOSAL 3 TO EFFECT THE NAME CHANGE.

STOCKHOLDER PROPOSALS

The Company did not hold a 2011 Annual Meeting.  In order for shareholder proposals intended to be presented at the next meeting of shareholders to be eligible for inclusion in the corporation's proxy statement and the form of proxy for such meeting, they must be received by the Company at its principal executive offices a reasonable time before the Company prints its proxy materials for the meeting pursuant to the proxy rules promulgated by the Securities and Exchange Commission and our constituent documents.  In addition, if the Company does not receive notice of a shareholder proposal within a reasonable time before the Corporation mails its proxy materials to the shareholders, then the proxies solicited by the Board of Directors may confer on the proxy committee discretionary authority to vote on the shareholder proposal.   The Board of Directors has not determined when there will be another meeting of the shareholders.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements, information statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of this document to you if you call or write us at the following address or phone number: 3984 Washington Blvd. #342, Fremont, CA 94538, (415) 800-4344.  If you want to receive separate copies of our proxy statements, information statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

OTHER MATTERS

The Board knows of no other business that will be presented for consideration at the Special Meeting.

By Order of the Board of Directors,

/S/ John Preftokis
John Preftokis
Chief Executive Officer
May 6, 2012

EXHIBIT A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”), dated as of this ________ day of March 2012 (the “Effective Date”), is entered into between Plan A Promotions, Inc., a Utah corporation (the “Company”), and GulfSlope Energy, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“GulfSlope”).

WHEREAS, the board of directors of each of the Company and GulfSlope deems it advisable, upon the terms and subject to the conditions herein stated, that the Company be merged with and into GulfSlope, and that GulfSlope be the surviving corporation (the “Reincorporation Merger”); and

WHEREAS, the board of directors of the Company have recommended approval of the Reincorporation Merger and approval and adoption of this Agreement by the stockholders of the Company, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties hereto agree as follows:

ARTICLE I
THE REINCORPORATION MERGER; EFFECTIVE TIME

1.1  The Reincorporation Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into GulfSlope whereupon the separate existence of the Company shall cease. GulfSlope shall be the surviving corporation (sometimes hereinafter referred to as the “Surviving Corporation”) in the Reincorporation Merger and shall continue to be governed by the laws of the State of Delaware. The Reincorporation Merger shall have the effects specified in the Delaware General Corporation Law, as amended (the “DGCL”), and in the Utah Business Corporation Act, as amended (the “UCBA”), and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company.

1.2  Effective Time. Provided that the conditions set forth in Section 5.1 have been fulfilled or waived in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 6.1, on the date of the closing of the Reincorporation Merger, the Company and GulfSlope shall cause a Statement of Merger to be executed and filed with the Secretary of State of Utah (the “Utah Statement of Merger”) and a Certificate of Merger to be executed and filed with the Secretary of State of Delaware (the “Delaware Certificate of Merger”). The Reincorporation Merger shall become effective upon the date and time specified in the Utah Statement of Merger and the Delaware Certificate of Merger (the “Effective Time”).

ARTICLE II
CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

2.1  The Certificate of Incorporation. The Certificate of Incorporation of GulfSlope in effect at the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

2.2  The Bylaws. The bylaws of GulfSlope in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

ARTICLE III
OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

3.1  Officers. The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

3.2  Directors. The directors of the Company at the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, to serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

ARTICLE IV
EFFECT OF MERGER ON CAPITAL STOCK

4.1  Effect of Merger on Capital Stock. At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, GulfSlope or the shareholders of the Company:

(a) Each share of the Company’s common stock issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of common stock, par value $0.001, of GulfSlope (“GulfSlope Common Stock”) and all shares of the Company’s common stock shall be cancelled and retired and shall cease to exist.

(b) No shares of the Company’s Preferred Stock were issued or outstanding immediately prior to the Effective Time. All shares of the Company’s Preferred Stock shall be cancelled and retired and shall cease to exist.

(c) Each option, warrant, purchase right or other security of the Company issued and outstanding immediately prior to the Effective Time, if any, shall be converted into and shall be an identical security of GulfSlope and may be exercised or converted in accordance with its terms into shares of GulfSlope Common Stock in accordance with the one-for-one conversion ratio set forth in subsection (a) above. The same number of shares of GulfSlope Common Stock shall be reserved for purposes of the exercise of such options, warrants, purchase rights, units or other securities as is equal to the number of shares of the Company’s common stock so reserved as of the Effective Time.

(d) Each share of GulfSlope Common Stock owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

4.2  Certificates. The existing Common Stock certificates and all other certificates and documentation evidencing ownership of options, warrants, purchase rights and other securities of the Company will be deemed for all purposes to evidence ownership of and to represent the same number and type of security of GulfSlope. The registered owner of any such outstanding certificate will have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of GulfSlope Common Stock, or options, warrants, purchase rights or other securities of GulfSlope, if any, as the case may be, evidenced by such outstanding certificate, as above provided.

ARTICLE V
CONDITION

5.1  Conditions to Each Party’s Obligation to Effect the Reincorporation Merger.

(a)  The respective obligation of each party hereto to effect the Reincorporation Merger is subject to receipt prior to the Effective Time of the requisite approval of this Agreement and the transactions contemplated hereby by each of the holders of the Company’s common stock pursuant to the UCBA and the articles of incorporation of the Company.

(b)  The holders of the Company’s issued and outstanding Common Stock shall not have exercised their rights to dissent to the Reincorporation Merger and demand payment for the value of their shares in an amount that would obligate the Company to make payments in an aggregate amount in excess of $5,000 to such dissenting stockholders.

ARTICLE VI
TERMINATION

6.1  Termination. This Agreement may be terminated, and the Reincorporation Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its shareholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or GulfSlope, or any of their respective shareholders, directors or officers.

ARTICLE VII
MISCELLANEOUS AND GENERAL

7.1  Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of the Company’s common stock shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation or (ii) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

7.2  Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

7.3  GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

7.4  Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

7.5  No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

7.6  Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

7.7  Headings. The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

Plan A Promotions, Inc.
a Utah corporation

By:

Name:
Title:

GulfSlope Energy, Inc.
a Delaware corporation

By:

Name:
Title:

EXHIBIT B

CERTIFICATE OF

INCORPORATION

OF

GULFSLOPE ENERGY, INC.

ARTICLE 1

The name of the corporation is GulfSlope Energy, Inc. (the “Corporation”).

ARTICLE 2

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange St., Wilmington, Delaware 19801.  The name of its registered agent at such address is The Corporation Trust Company in New Castle County.

ARTICLE 3

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE 4

The total number of shares of capital stock that the Corporation shall have authority to issue is 800,000,000, consisting of 750,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and 50,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

Except as otherwise required by law or as otherwise provided in this Certificate of Incorporation or in any designation of any series of Preferred Stock pursuant to a resolution of the Board of Directors, each share of Common Stock shall be entitled to one vote and the holders of the Common Stock shall exclusively possess all voting power, shall be entitled to participate equally and on the same basis as to any dividends if, as and when declared by the Board of Directors and as to the distributions in the event of any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary.

The Board of Directors is expressly authorized from time to time to designate one or more series of the Preferred Stock, to issue the Preferred Stock as Preferred Stock of any such series, and in connection with the designation of each such series to fix by resolution or resolutions providing for the issue of shares thereof the voting and other powers, if any, and the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof to the fullest extent now or hereafter permitted by the DGCL.  All series of Preferred Stock shall rank equally and be identical in all respects except as set forth in the resolutions of the Board of Directors of the Corporation providing for the issue of such stock.

ARTICLE 5

Except as otherwise provided in this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation

ARTICLE 6

The number of directors constituting the initial Board of Directors of the Corporation is ONE (1).  The name of such person serving as the initial director until the first annual meeting of the stockholders of the Corporation or until such person’s successor shall be elected and qualified is:

John Preftokis                      3984 Washington Blvd. #342
Fremont, CA 94538

The number of directors of the Corporation shall be determined in the manner set forth in the Bylaws of the Corporation.

ARTICLE 7

Elections of directors need not be by written ballot unless the Bylaws shall so provide.

ARTICLE 8

Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws may provide.  The books of the Corporation may be kept (subject to any provision of applicable law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE 9

A director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit.  If the DGCL is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided in this Article, shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

Any repeal or modification of the foregoing provisions of this Article 9 by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

ARTICLE 10

To the fullest extent permitted by applicable law, the Corporation is also authorized to provide indemnification of (and advancement of expenses to) its agents (and any other persons to which the DGCL permits this Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors, or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL, subject only to limits created by the DGCL (statutory or non-statutory), with respect to actions for breach of duty to this Corporation, its stockholders, and others.

Any repeal, amendment or modification of any of the foregoing provisions of this Article 10 shall not adversely affect any right or protection of a director, officer, agent, or other person existing at the time of, or increase the liability of any director of this Corporation with respect to any acts or omissions of such director, officer, or agent occurring prior to, such repeal, amendment or modification.

ARTICLE 11

The Corporation reserves the right to amend, alter, change or repeal in any respect any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by applicable laws, and all rights conferred upon stockholders in this Certificate of Incorporation are granted subject to this reservation.

ARTICLE 12

The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.

ARTICLE 13

The name and mailing address of the incorporator is John Preftokis, 3984 Washington Blvd. #342, Fremont, CA 94538.

The undersigned, being the incorporator named above, for the purpose of forming a corporation pursuant to the DGCL, does make this Certificate of Incorporation, hereby declaring and certifying that this is its act and deed and the facts stated in this Certificate of Incorporation are true, and accordingly has hereunto executed this Certificate of Incorporation this ____day of March, 2012.

John Preftokis, Incorporator

EXHIBIT C

BYLAWS
OF

GULFSLOPE ENERGY, INC.

ARTICLE 1

OFFICES

Section 1.1. Registered Office and Agent.  The registered office of the corporation shall be located at 1209 Orange Street, Wilmington, New Castle County, Delaware, and the name of the registered agent of the corporation at such address is The Corporation Trust Company.

Section 1.2. Other Offices.  The corporation may also have offices at such other places, either within or without the State of Delaware, as the board of directors may from time to time determine or as the business of the corporation may require.

ARTICLE 2

MEETINGS OF STOCKHOLDERS

Section 2.1. Place of Meetings.  All meetings of the stockholders shall be held at the office of the corporation or at such other places as may be fixed from time to time by the board of directors, either within or without the State of Delaware, and stated in the notice of the meeting or in a duly executed waiver of notice of the meeting, or the board of directors, may in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication.

Section 2.2. Annual Meetings.  Annual meetings of stockholders, commencing with the year 2012, shall be held at the time and place, if any, to be selected by the board of directors.  If the day is a legal holiday, then the meeting shall be held on the next following business day.  At the meeting, the stockholders shall elect a board of directors and transact such other business as may properly be brought before the meeting.  Each election of directors shall be by written ballot, unless otherwise provided in the Certificate of Incorporation.  If authorized by the board of directors, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxyholder.

Section 2.3. Manner of Giving Notice; Affidavit of Notice.  If mailed, notice to stockholders shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.  Without limiting the manner by which notice may otherwise be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law or as described in Section 5.1.  An affidavit of the secretary or an assistant secretary or of the transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated in such affidavit.

Section 2.4. Voting List.  The officer who has charge of the stock ledger of the corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during the whole time of the meeting as in the manner provided by law.

Section 2.5. Special Meetings.  Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the chief executive officer or the president, the board of directors, or by one or more stockholders, the aggregate of whose shares comprise not less than 10% of the outstanding shares of stock of the corporation entitled to vote at the meetings.  Such request shall state the purpose or purposes of the proposed meeting and business transacted at all special meetings shall be confined to the subjects stated in the notice of the meeting, unless such notice shall have been waived.

Section 2.6. Notice.  Unless notice is waived, written or printed notice stating the place, date, and time of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting, to each shareholder of record entitled to vote at the meeting.

Section 2.7. Quorum; Majority Vote.  The holders of a majority of the stock issued and outstanding and entitled to vote at meetings of the stockholders, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the Certificate of Incorporation.  If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote at such meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.  If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 2.8. Order of Business.  At each meeting of the stockholders, one of the following persons, in the order in which they are listed (and in the absence of the first, the next, and so on), shall serve as chairperson of the meeting:  chairperson of the board, chief executive officer, president, vice presidents (in the order of their seniority if more than one), and secretary.  The order of business at each such meeting shall be as determined by the chairperson of the meeting.  The chairperson of the meeting shall have the right and authority to prescribe such rules, regulations, and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof, and the opening and closing of the voting polls.

Section 2.9. Vote Required.  Unless otherwise required by law or provided in the Certificate of Incorporation or these Bylaws, in all matters to come before the stockholders at any meeting other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.  At every election of directors, each stockholder shall have the right to vote the number of voting shares that such stockholder owns for as many persons as there are directors to be elected.  Unless otherwise provided in the Certificate of Incorporation, no stockholder shall be entitled to cumulate such stockholder's votes, and cumulative voting is prohibited.

Section 2.10. Method of Voting.  Unless otherwise provided in the Certificate of Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

ARTICLE 3

DIRECTORS

Section 3.1. General Powers.  The business and affairs of the corporation shall be managed by or under the direction of the board of directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation of the corporation or by these Bylaws directed or required to be exercised or done by the stockholders.

Section 3.2. Number of Directors.  The board of directors shall consist of not less than ONE (1) director and not more than TEN (10) and no director need be a stockholder or a resident of the State of Delaware.  The board of directors shall determine the number of directors from time to time, and each such determination shall be a continuing determination of the number of directors until a change by the board of directors.  If the board of directors fails to make such a determination, the number of directors shall be the same as the initial board of directors set out in the Certificate of Incorporation.  The directors shall be elected at the annual meeting of the stockholders, except as hereinafter provided, and each director elected shall hold office until such director's successor shall be elected and shall qualify. Any vacancy occurring in the board of directors may be filled by the affirmative vote of a majority of the remaining directors, notwithstanding that the remaining directors constitute less than a quorum of the board of directors, or by the holders of a majority of the shares then entitled to vote in election of directors. A director elected to fill a vacancy shall be elected for the unexpired term of such director's predecessor in office. Any directorship to be filled by reason of an increase in the number of directors may be filled by election at an annual meeting or a special meeting of the stockholders called for that purpose, or may be filled by the board of directors for a term of office continuing only until the next election of one or more of the directors by the stockholders.

Section 3.3. First Meeting of New Board.  The first meeting of each newly elected board of directors shall be held without further notice immediately following the annual meeting of the stockholders.

Section 3.4. Meetings.  Regular meetings of the board of directors may be held without notice at such time and place as shall be determined by the board. Special meetings of the board of directors may be called by the President on three days' notice to each director, either personally or by mail or by telegram. The purpose or purposes of such meeting need not be stated in the notice thereof, except as is specifically provided in section 11.1 of these Bylaws.

Section 3.5. Quorum, Majority Vote.  At all meetings of the board of directors, the presence of a majority of the number of directors fixed in the manner provided in these Bylaws shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by law, the Certificate of Incorporation, or these Bylaws. If a quorum shall not be present at any meeting, the directors present at the meeting may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum shall be present.

Section 3.6. Resignations.  Any director of the corporation may at any time resign by giving notice in writing or by electronic transmission to the board of directors, the chairperson of the board, the chief executive officer, the president, or the secretary of the corporation.  Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt of such notice; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective.

Section 3.7. Removal of Directors.  Any director may be removed, with or without cause, at any duly constituted meeting of stockholders called expressly for that purpose, by the affirmative vote of the holders of a majority of the shares then entitled to vote in elections of directors.

Section 3.8. Compensation of Directors.  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the board of directors shall have the authority to fix the compensation of directors.  The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director.  No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation for such service.  Members of special or standing committees may be allowed like compensation for attending committee meetings.

ARTICLE 4

COMMITTEES

Section 4.1. Committees.  The board of directors, by resolution adopted by a majority of the full board of directors, may designate from among its members an executive committee and one or more other committees, each of which shall be comprised of one or more members and, to the extent provided in such resolution, shall have and may exercise all of the authority of the board of directors, except that no such committee shall have the authority of the board of directors in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation under §251 or §252 of the Delaware General Corporation Law, recommending to the stockholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation, recommending to the stockholders a voluntary dissolution of the corporation or a revocation thereof, amending, altering or repealing the Bylaws of the corporation or adopting new Bylaws for the corporation, altering or repealing any resolution of the board of directors that by its terms provide that it shall not be so amendable or repealable; and, unless the resolution expressly so provides, no committee shall have the power or authority to declare a dividend, or to authorize the issuance of shares of the corporation, or to adopt a merger pursuant to §253 of the Delaware General Corporation Law.  The designation of such committee and the delegation of authority to such committee shall not operate to relieve the board of directors, or any member of the board, of any responsibility imposed by law.

ARTICLE 5

NOTICES

Section 5.1. Method.  Whenever, under the provisions of the statutes or of the Certificate of Incorporation or of these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, electronic mail, overnight delivery, facsimile or any other manner provided in Section 232 of the Delaware General Corporation Law, addressed to such director or stockholder, at his mailing address, electronic mail address, or facsimile number as it appears on the records of the corporation, with postage on such notice prepaid (as applicable), and such notice shall be deemed to be given upon the earlier of actual receipt or:  (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient's next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt.

Section 5.2. Waiver.  Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation or of these Bylaws, a written waiver of such notice, signed by the person or persons entitled to said notice or waiver by electronic transmission by such person, whether before or after the time stated in such waiver, shall be deemed equivalent to notice.

ARTICLE 6

OFFICERS

Section 6.1. Election, Qualification.  The officers of the corporation shall be chosen by the board of directors and may include a chairman of the board of directors, a chief executive officer, a president, one or more vice presidents, a secretary, and a treasurer.  The board of directors may also elect or appoint a chief operating officer, a chief financial officer, one or more assistant secretaries and assistant treasurers, and such other officers and agents as it shall deem necessary.  Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws otherwise provide.

Section 6.2. Salary.  The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

Section 6.3. Term, Removal.  Each officer shall hold office until such officer’s successor is elected and qualified or until such officer’s earlier resignation or removal.  Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors.  Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

Section 6.4. Resignation.  Subject at all times to the right of removal as provided in Section 6.3 of this ARTICLE 6 and to the provisions of any employment agreement, any officer may resign at any time by giving notice to the board of directors, the chief executive officer, the president, or the secretary of the corporation.  Any such resignation shall take effect at the date of receipt of such notice or at any later date specified provided that the chief executive officer or president or, in the event of the resignation of the chief executive officer or the president, the board of directors may designate an effective date for such resignation which is earlier than the date specified in such notice but which is not earlier than the date of receipt of such notice; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective.

Section 6.5. Vacancies.  A vacancy in any office because of death, resignation, removal, or any other cause may be filled for the unexpired portion of the term in the manner prescribed in these Bylaws for election to such office.

Section 6.6. Chairperson of the Board.  The chairperson of the board, if there shall be such an officer, shall preside at all meetings of the stockholders and the board of directors and shall perform all duties incident to the office of chairperson of the board and as from time to time may be assigned to him or her by the board of directors.  Except as otherwise provided by resolution of the board of directors, the chairperson of the board shall be ex-officio a member of all committees of the board of directors.  In the absence of the chief executive officer, the chairperson of the board shall be the chief executive officer of the corporation.

Section 6.7. Chief Executive Officer.  The chief executive officer, if there shall be such an officer, shall, subject to the provisions of these Bylaws and to the direction and supervision of the board of directors, (a) have general and active management of the affairs of the corporation and have general supervision of its officers, agents and employees; (b) in the absence of the chairperson of the board, preside at all meetings of the stockholders and the board of directors; (c) have primary responsibility for the implementation of the policies adopted from time to time by the board of directors; and (d) perform those other duties incident to the office of chief executive officer and as from time to time may be assigned to him or her by the board of directors.

Section 6.8. President. The president shall, subject to the provisions of these Bylaws and to the direction and supervision of the board of directors, perform all duties incident to the office of president and as from time to time may be assigned to him or her by the board of directors.  At the request of the chief executive officer or in the absence of the chief executive officer and the chairperson of the board, in the event of their inability or refusal to act, the president shall perform the duties of the chief executive officer, and when so acting shall have all the powers and be subject to all restrictions of the chief executive officer.

Section 6.9. Chief Operating Officer.  The chief operating officer, if there shall be such an officer, shall, subject to the provisions of these Bylaws and to the direction and supervision of the board of directors and the chief executive officer, supervise the day to day operations of the corporation and perform those other duties incident to the office of chief operating officer and as from time to time may be assigned to him or her by the board of directors or the chief executive officer.

Section 6.10. Chief Financial Officer.  The chief financial officer, if there shall be such an officer, shall, subject to the provisions of these Bylaws and to the direction and supervision of the board of directors and the chief executive officer, manage the financial affairs of the corporation and perform those other duties incident to the office of chief financial officer and as from time to time may be assigned to him or her by the board of directors or the chief executive officer.  If there is no chief financial officer, these duties shall be performed by the treasurer or such other person designated by the board of directors to perform such duties.

Section 6.11. Vice Presidents.  The vice president, if there shall be such an officer (or if there is more than one, then each vice president), shall perform such duties as from time to time may be assigned to him or her by the board of directors, the chief executive officer or the president.  In the absence of the chief executive officer, the president and the chairman of the board or, in the event of their inability or refusal to act, the vice president, if there be such an officer (or in the event there be more than one vice president, the vice presidents in the order designated by the directors, or, in the absence of any designation, then in the order of their election), shall perform the duties of the president and, when so acting, shall have all the powers of and be subject to all the restrictions upon the president.  The vice presidents shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

Section 6.12. Secretary.  The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required.  He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be.  He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary.  The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

Section 6.13. Assistant Secretary.  The assistant secretary, or if there shall be more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

Section 6.14. Treasurer.  The treasurer, if there shall be such an officer, shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.  He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.  If required by the board of directors, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control belonging to the corporation.  If there is not a treasurer of the corporation, then the duties set forth above shall be discharged by the President or such other officer as shall be designated by the board of directors.

Section 6.15. Assistant Treasurer.  The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the board of directors (or if there be no such determination, then in the order of their election), shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

ARTICLE 7

INDEMNIFICATION OF DIRECTORS,
OFFICERS, EMPLOYEES, AND AGENTS

Section 7.1. Persons.  The corporation may indemnify, to the extent permitted in this article, and shall indemnify as required by this article:

(a) any person who is or was a director, officer, agent, or employee of the corporation, and

(b) any person who serves or served at the corporation's request as a director, officer, partner, venturer, proprietor, trustee, agent, employee, or similar functionary of another corporation or of a partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise.

Section 7.2. Derivative Suits.  In case of a suit or action by or in the right of the corporation to procure a judgment in its favor against a person named in paragraph 7.1 by reason of such person holding a position named in paragraph 7.1, the corporation may indemnify such person if the standard in paragraph 7.4 is satisfied, for reasonable expenses actually and reasonably incurred by such person (including attorney's fees) in connection with the defense or settlement of the suit or action and, additionally, for judgments and fines if such person is found liable for negligence in the performance of duties to the corporation.

Section 7.3. Nonderivative Suits.  In case of a suit, action, or proceeding (whether civil, criminal, administrative, or investigative), other than a suit by or in behalf of the corporation, collectively hereinafter referred to as a nonderivative suit,  against a person named in paragraph 7.1 by reason of such person holding a position named in paragraph 7.1, the corporation may indemnify such person if the standard in paragraph 7.4 is satisfied for amounts actually and reasonably incurred by such person in connection with the defense or settlement of the nonderivative suit as follows:

(a)	judgments;

(b)	penalties, including excise and similar taxes;

(c)	fines;

(d)	settlements; and

(e)	reasonable expenses actually incurred (including attorney's fees).

Section 7.4. Standard.  In case of a derivative suit, a person named in paragraph 7.1 may be indemnified if such person acted in good faith in the transaction that is the subject of the suit, and in a manner reasonably believed to be in or not opposed to the corporation's best interest; provided that no indemnification shall be made in respect to any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation unless, and only to the extent that, the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.  In the case of nonderivative suit, a person named in paragraph 7.1 may be indemnified if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the corporation's best interest.  With respect to any criminal action or proceeding, the person must have had no reasonable cause to believe that the conduct that is the subject of such action was unlawful.  The termination of a nonderivative proceeding by judgment, order, settlement, conviction, or on a plea of nolo contendere or its equivalent, does not of itself create a presumption that the person does not meet the standards set forth in this paragraph.

Section 7.5. Mandatory Indemnification.  The corporation shall indemnify a person named in paragraph 7.1 against expenses (including attorney's fees) actually and reasonably incurred in connection with a proceeding in which such person is a party by reason of such person holding a position named in paragraph 7.1 to the extent such person has been successful, on the merits or otherwise, in the defense of the proceeding.

Section 7.6. Determination that Standard Has Been Met.  A determination that the standard of paragraph 9.04 has been satisfied shall be made by:

(a) a majority vote of a quorum of the directors of the corporation who at the time of the vote are not parties to the action, suit, or proceeding; or

(b) if such a quorum is not obtainable, or, even if obtainable, by a written opinion of independent legal counsel selected by the disinterested members of the board of directors; or

(c) the shareholders of the corporation.

Section 7.7. Advance Payments.  The corporation may pay in advance any expense (including attorney's fees) that may become subject to indemnification under paragraphs 7.1-7.6 if the person receiving the payment affirms in writing that in good faith the person believes the standards set forth in paragraph 7.4 have been met, and undertakes to repay any advance payments if it is ultimately determined that such person has not met those standards..

Section 7.8. Insurance.  The corporation may purchase and maintain insurance on behalf of any person who holds or who has held any position named in paragraph 7.1, against any liability asserted against or incurred by such person in any such position, or arising out of such person's status as such, whether or not the corporation would have power to indemnify such person against such liability under paragraphs 7.1-7.7.

Section 7.9. Additional Indemnification.  The rights of indemnification provided in this Article VII shall be in addition to any other rights to which any person named in paragraph 7.1 may otherwise be entitled by contract or as a matter of law; and if any such person dies, then such rights shall extend to such person's heirs and legal representatives. The provisions of this Article VII are separable, and if any provision be held invalid, all other provisions shall only be curtailed to the extent necessary to make such provision enforceable, it being the intent of this article that the corporation indemnify each person named in paragraph 7.1 to the maximum extent permitted by law.

ARTICLE 8

CERTIFICATES OF STOCK

Section 8.1. Certificates.  Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman or vice chairman of the board of directors, or the president or a vice president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation.  Any and all signatures on the certificate may be sealed with the seal of the corporation.  If any officer, transfer agent, or registrar who has signed, or whose signature has been placed upon, a certificate has ceased to be such officer, transfer agent, or registrar before such certificate is issued, such certificate may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.  The certificates shall be consecutively numbered by classes and shall be entered in the books of the corporation as they are issued.  Each certificate shall state on its face the holder’s name, the number of shares, the par value of such shares or a statement that such shares are without par value, and may also bear other wording relating to the ownership, issuance and transferability of the shares represented by such stock certificate.

Section 8.2. Lost Certificates.  The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates previously issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed.  When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance of such new certificate or certificates, require the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed and/or agree to indemnify the corporation against any such claim.

Section 8.3. Transfers of Stock.  Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled to such certificate, cancel the old certificate and record the transaction upon its books.

Section 8.4. Registered Stockholders.  The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice of such claim or interest, except as otherwise provided by the laws of Delaware.

ARTICLE 9

ACTION BY UNANIMOUS CONSENT
OR BY CONFERENCE TELEPHONE

Section 9.1 Action by Unanimous Consent. Any action required by the Certificate of Incorporation, these Bylaws, or Delaware law to be taken at a meeting of the board of directors of the corporation, or any action that may be taken at any such meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all the directors entitled to vote with respect to the subject matter of the action, and such consent is filed in the minute book of the corporation.

Section 9.2  Action by Consent of Stockholders in Lieu of Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of the stockholders of the corporation, or any action which may be taken at any annual meeting or special meeting of the stockholders, may be taken without a meeting, without prior notice, and without a  vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voted.  Prompt notice that corporate action was taken without a meeting by less than unanimous written consent shall be given to the stockholders who have not consented in writing.  In lieu of any statement regarding a stockholders vote required to be set forth in any document or certificate to be filed with the Delaware Secretary of State, a statement that a written consent and written notice have been given in accordance with the provisions of §228 of the Delaware General Corporation Law may be given.

Section 9.3  Actions by Conference Telephone.  Subject to any notice of meeting requirements in these Bylaws or under Delaware law, the board of directors, or members of any committee designated by such board, may participate in and hold a meeting of such board or committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.  Participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.  Minutes of any such meeting shall be promptly prepared by the Secretary, circulated to all directors entitled to vote at the meeting (whether they participated or not), placed in the regular corporate records containing similar meeting minutes, and called to the attention of such board of directors or committee at its next regular meeting.

ARTICLE 10

GENERAL PROVISIONS

Section 10.1. Dividends. Dividends on the outstanding shares of the corporation, subject to the provisions of the Certificate of Incorporation, may be declared by the board of directors at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the corporation, subject to the provisions of law and the Certificate of Incorporation. The board of directors may fix in advance a record date of such dividend, or the board of directors may close the stock transfer books for such purpose for a period of not more than thirty days prior to the payment date of such dividend.  In the absence of any action by the board of directors, the date upon which the board of directors adopts the resolution declaring such dividend shall be the record date.

Section 10.2. Invalid Provisions. If any part of these Bylaws shall be held invalid or inoperative, for any reason, the remaining parts, so far as possible and reasonable, shall be valid and operative.

Section 10.3. Annual Statement.  The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

Section 10.4. Checks.  All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

Section 10.5. Fiscal Year.  The fiscal year of the corporation shall be fixed by resolution of the board of directors.

Section 10.6. Headings. The headings used in these Bylaws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.

Section 10.7. Seal and Official Records. The seal of the corporation, if adopted by the board of directors, the stock certificate book, the minute book, and the corporation's financial records shall be of the type that the board of directors determines and establishes and may be changed from time to time in the board's discretion.

ARTICLE 11

AMENDMENTS

Section 11.1. Alteration, Amendment, or Repeal. The power to alter, amend, or repeal these Bylaws or adopt new Bylaws, subject to repeal or change by action of the stockholders, shall be vested in the board of directors.  The board of directors may make such alteration, amendment, or repeal at any meeting at which a quorum is present, by the affirmative vote of a majority of the directors present at such meeting, provided notice of the proposed alteration, amendment or repeal contained in the notice of such meeting (or such notice shall have been waived).

EXHIBIT D

Dissenters' Rights Statute

16-10a-1301. Definitions.

For purposes of Part 13:

(1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320  through  16-10a-1328.

(4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1,  compounded annually.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section  16-10a- 723.

(7) "Shareholder" means the record shareholder or the beneficial shareholder.

16-10a-1302. Right to dissent.

(1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:

(a) consummation of a plan of merger to which the corporation is a party if.

(i) shareholder approval is required for the merger by Section 16-10a-1103 or the articles of incorporation; or

(ii) the corporation is a subsidiary that is merged with its parent under Section 16-10a-1104;

(b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1),  but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and

(d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection  16-10a-1202(2).

(2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.

(3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection (4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:

(a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b) the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or

(c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:

(a) shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;

(c) cash in lieu of fractional shares; or

(d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.

(5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

16-10a-1303.   Dissent by nominees and beneficial owners.

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

(a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(b) the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder shall certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement shall be stated in the dissenters' notice given pursuant to Section 16-10a-1322.

16-10a-1320.   Notice of dissenters' rights.

(1) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice shall be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.

(2) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.

16-10a-1321.   Demand for payment -- Eligibility and notice of intent.

(1) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights.

(a) shall cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and

(b) may not vote any of his shares in favor of the proposed action.

(2) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.

(3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder shall have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(4) A shareholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part.

16-10a-1322.   Dissenters' notice.

(1) If proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.

(2) The dissenters' notice required by Subsection (1) shall be sent no later than 10 days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:

(a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;

(b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares shall be deposited;

(c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;

(e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;

(f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and

(g) be accompanied by a copy of this part.

16-10a-1323.   Procedure to demand payment.

(1) A shareholder who is given a dissenters' notice described in Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10a-1322(2)(d), duly completed, or may be stated in another writing;

(b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and

(c) if required by the corporation in the dissenters' notice described in Section 16-10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302.

(2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.

(3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

       16-10a-1324.   Uncertificated shares.

(1) Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326.

(2) In all other respects, the provisions of Section 16-10a-1323 apply to shareholders who own uncertificated shares

16-10a-1325. Payment.

(1) Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and receipt by the corporation of each payment demand pursuant to Section 16-10a-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenter's shares, plus interest to each dissenter who has complied with Section 16-10a-1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.

(2) Each payment made pursuant to Subsection (1) shall be accompanied by:

(a) (i) (A) the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment; (B) an income statement for that year; (C) a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and  (D) the latest available interim financial statements, if any;

(ii) the balance sheet and statements referred to in Subsection (2)(a)(i) shall be audited if the corporation customarily provides audited financial statements to shareholders;

(b) a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;

(c) a statement of the dissenter's right to demand payment under Section 16-10a-1328; and

(d) a copy of this part.

16-10a-1326. Failure to take action.

(1) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section  16-10a-1322,  the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section  16-10a-1323  shall thereafter have all rights of a shareholder as if no demand for payment had been made.

(2) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section  16-10a-1322,  then the corporation shall send a new dissenters' notice, as provided in Section  16-10a-1322,  and the provisions of Sections  16-10a-1323  through  16-10a-1328  shall again be applicable.

16-10a-1327. Special provisions relating to shares acquired after announcement of proposed corporate action.

(1) A corporation may, with the dissenters' notice given pursuant to Section 16-10a-1322, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section  16-10a-1302  and state that a shareholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section  16-10a-1325,  offer to make payment if the dissenter agrees to accept it in full satisfaction of his demand.

(2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection  16-10a-1325(2).

16-10a-1330. Judicial appraisal of shares -- Court action.

(1) If a demand for payment under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10a-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in Subsection (1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, Salt Lake County. If the corporation is a foreign corporation, it shall commence the proceeding in the county in this state where the principal office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located, or, if the domestic corporation did not have its principal office in this state at the time of the transaction, in Salt Lake County.

(3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10a-1321, 16-10a-1323, and 16-10a-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties shall be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10a-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10a-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares. Service may also be made otherwise as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:

(a) for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10a-1325; or

(b) for the fair value, plus interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under Section 16-10a-1327.

16-10a-1331. Court costs and counsel fees.

(1) The court in an appraisal proceeding commenced under Section 16-10a-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10a-1328.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections  16-10a-1320  through  16-10a-1328;  or

(b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

EXHIBIT E

AMENDMENT TO

ARTICLES OF INCORPORATION

OF

PLAN A PROMOTIONS, INC.

In accordance with Section 16-10a-1006 of the Utah Business Corporation Act, Plan A Promotions, Inc., a corporation organized and existing under the laws of the State of Utah (the “Corporation”), hereby certifies as follows:

FIRST: The name of the Corporation is Plan A Promotions, Inc.

SECOND: The amendment to the Corporation’s Articles of Incorporation (the “Amendment”) does not provide for an exchange, reclassification or cancellation of issued shares of the Corporation.

THIRD: The Amendment was first adopted by the Board of Directors of the Corporation on or about February 15, 2012 and was approved by a vote of the Corporation’s shareholders on or about March 19, 2012.

FOURTH: The Amendment hereby amends the Articles of Incorporation of the Corporation as follows:

1. Article I of the Articles of Incorporation is hereby deleted in its entirety and the following substituted in lieu thereof:

ARTICLE I

Name

The Name of the Corporation is “GulfSlope Energy, Inc.”

2. Article IV of the Articles of Incorporation is hereby deleted in its entirety and the following substituted in lieu thereof:

ARTICLE IV

Stock

The total number of shares of capital stock that the corporation shall have authority to issue is 800,000,000, consisting of 750,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and 50,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

Except as otherwise required by law or as otherwise provided in these Articles of Incorporation or in any designation of any series of Preferred Stock pursuant to a resolution of the Board of Directors, each share of Common Stock shall be entitled to one vote and the holders of the Common Stock shall exclusively possess all voting power, shall be entitled to participate equally and on the same basis as to any dividends if, as and when declared by the Board of Directors and as to the distributions in the event of any dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary.

The Board of Directors is expressly authorized from time to time to designate one or more series of the Preferred Stock, to issue the Preferred Stock as Preferred Stock of any such series, and in connection with the designation of each such series to fix by resolution or resolutions providing for the issue of shares thereof the voting and other powers, if any, and the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof to the fullest extent now or hereafter permitted by the Utah Revised Business Corporation Act.  All series of Preferred Stock shall rank equally and be identical in all respects except as set forth in the resolutions of the Board of Directors of the corporation providing for the issue of such stock.

FIFTH: The designation, number of outstanding shares, number of votes entitled to be cast, number of votes indisputable represented, and the total number of votes cast for and against the Amendment were as follows:

Designation	Outstanding Shares	Votes Entitled to be cast	Votes represented	Votes for	Votes against
Common Stock	[23,650,000]	[23,650,000]	[ ]	[ ]	[ ]

SIXTH: The number of votes cast in favor of the Amendment was sufficient for approval.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Articles of Incorporation to be executed by its Chief Executive Officer on this ___ day of March, 2012.

____________________________________
John Preftokis
Chief Executive Officer

PROXY

PLAN A PROMOTIONS, INC.
SPECIAL MEETING OF STOCKHOLDERS
MARCH 19, 2012
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Plan A Promotions, Inc. (the “Company”) hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and appoints John Preftokis with full power of substitution, as Proxy or Proxies to vote as specified in this Proxy all the shares of common stock of the Company of the undersigned at the Special Meeting of Shareholders of the Company to the held at 11:00 A.M., Central Time, March 19, 2012, and any and all adjournments or postponements thereof. Either of such Proxies or substitutes shall have and may exercise all of the powers of said Proxies hereunder.  The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO CHANGE THE COMPANY’S STATE OF INCORPORATION FROM THE STATE OF UTAH TO THE STATE OF DELAWARE, FOR THE PROPOSAL TO INCREASE THE AUTHORIZED SHARES OF COMPANY COMMON STOCK FROM 50,000,000 TO 750,000,000 AND PREFERRED STOCK FROM 5,000,000 TO 50,000,000, AND FOR THE PROPOSAL TO EFFECT THE NAME CHANGE, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY THE DELIVERING TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE SPECIAL MEETING AND VOTING IN PERSON.

(1)	APPROVAL OF REINCORPORATION

	☐	FOR	☐ AGAINST	☐ ABSTAIN

(2)	APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK

	☐	FOR	☐ AGAINST	☐ ABSTAIN

(3)	APPROVAL OF THE NAME CHANGE

	☐	FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE REINCORPORATION, THE AMENDMENT AND THE REVERSE SPLIT.

[Signature page follows]

Dated: ______________________, 2012 Signature: ___________________________________ Signature if held jointly: ___________________________________

(Please sign exactly using the name(s) in which the stock is titled. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.)

Please mark, sign and date your proxy card and fax it to:

Standard Registrar and Transfer Co.
801-571-8844
Votes by mail must be received by 8:00 a.m. (Central Time) on March 19, 2012.